Exhibit 32.1
CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Kuhlman Company, Inc. does hereby certify that:

a.
the Quarterly Report on Form 10-QSB of Kuhlman Company, Inc. for the quarter ended October 28, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kuhlman Company, Inc.

Date: December 22, 2006	/s/ Scott Kuhlman
By Scott Kuhlman
Chief Executive Officer